EXHIBIT 23.3



                           CONSENT OF KINNEY & LANGE


We consent to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 of CNS, Inc. and in the related Prospectus.


                                                Kinney & Lange

                                                /s/ Theodore F. Neile
                                                Corporate Secretary


Minneapolis, Minnesota
June 5, 1995